UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 28, 2018

Amtech Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 967-5146
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_____________________________________________________________________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Executive Officer Steps Down

Amtech Systems, Inc. (the “Company”) and Fokko Pentinga, the Chief Executive Officer and President of the Company, agreed on a transition of leadership of the Company, pursuant to which Mr. Pentinga will step down as the Chief Executive Officer, President and a director of the Company effective as of December 6, 2018 (the “Effective Date”). In connection with his impending departure, Mr. Pentinga and the Company have entered into a Separation Agreement and General Release of all Claims, dated November 28, 2018 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Pentinga will receive the following benefits:

•	a severance payment of $864,000 in gross, less all customary and appropriate income and employment taxes;

•	a payment of $458,500 for all other amounts due him;

•
all of his time-based stock options, consisting of 226,667 options (the “Options”), became fully vested and immediately exercisable. Mr. Pentinga has the right to exercise 122,500 of such Options with an exercise price of $7.01 or less until December 31, 2019. The remaining 104,167 of such Options are exercisable during the 90-day period following the Effective Date; and

•	certain other benefits as set forth in the Separation Agreement.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the full text of the Separation Agreement, which will be filed as an Exhibit to the Company’s Annual Report on Form 10-K for its fiscal year ended September 30, 2018. The terms of the Separation Agreement are consistent with the treatment of Mr. Pentinga’s departure as a termination without cause under the terms of his Employment Agreement with the Company dated June 29, 2012, as amended from time to time (the “Employment Agreement”).

Mr. J.S. Whang, the Company’s Executive Chairman, has agreed to serve as Chief Executive Officer of the Company effective December 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date:	November 29, 2018	By: /s/ Lisa D. Gibbs
Name: Lisa D. Gibbs
Title: Vice President & Chief Accounting Officer